INCOME TAX	12 Months Ended
Dec. 31, 2015
INCOME TAX [Abstract]
INCOME TAX

NOTE 13 – INCOME TAX

The composition of income tax expense (benefit) for the years ended December 31 follows:

	2015	2014	2013
	(In thousands)
Current	$200	$(359)	$(277)
Deferred	9,128	7,672	—
Disproportionate tax effect	—	—	1,444
Valuation allowance - change in estimate	35	(118)	(56,018)
Income tax expense (benefit)	$9,363	$7,195	$(54,851)

Income tax expense (benefit) was $9.4 million, $7.2 million and $(54.9) million during the years ended December 31, 2015, 2014 and 2013. Prior to the second quarter of 2013, we had established a deferred tax asset valuation allowance against all of our net deferred tax assets. The reversal of substantially all of this valuation allowance on our deferred tax assets during the second quarter of 2013 resulted in our recording an income tax benefit of $57.6 million. In addition, during the second quarter of 2013, we recorded $1.4 million of income tax expense to clear from accumulated other comprehensive loss (“AOCL”) the disproportionate tax effects from cash flow hedges. These disproportionate tax effects had been charged to other comprehensive income (loss) and credited to income tax expense (benefit) due to our valuation allowance on deferred tax assets as more fully discussed in note #24. Because we terminated our last remaining cash flow hedge in the second quarter of 2013, it was appropriate to clear these disproportionate tax effects from AOCL.

The income tax expense (benefit) in the Consolidated Statements of Operations also includes income taxes in a variety of other states due primarily to Mepco’s operations. The amounts of such state income taxes were an expense (benefit) of $(0.1) million, zero and $(0.2) million in 2015, 2014 and 2013, respectively.

The deferred income tax expense of $9.1 million and $7.7 million during 2015 and 2014 can be primarily attributed to tax effects of temporary differences. The deferred income tax benefit of $56.0 million during 2013 is attributed to the reversal of our deferred tax valuation allowance on primarily all of our deferred tax assets.

A reconciliation of income tax expense (benefit) to the amount computed by applying the statutory federal income tax rate of 35% in each year presented to the income before income tax for the years ended December 31 follows:

	2015	2014	2013
	(In thousands)
Statutory rate applied to income before income tax	$10,283	$8,826	$7,930
Bank owned life insurance	(449)	(480)	(477)
Tax-exempt income	(434)	(522)	(402)
Unrecognized tax benefit	(135)	(595)	(186)
Non-deductible meals, entertainment and memberships	43	53	55
Net change in valuation allowance	35	(118)	(63,980)
Disproportionate tax effect	—	—	1,444
U.S. Treasury warrant	—	—	359
Share-based compensation	—	—	8
Other, net	20	31	398
Income tax expense (benefit)	$9,363	$7,195	$(54,851)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 follow:

	2015	2014
	(In thousands)
Deferred tax assets
Loss carryforwards	$25,516	$32,933
Allowance for loan losses	7,901	9,099
Alternative minimum tax credit carry forward	3,427	3,037
Property and equipment	3,369	3,239
Purchase premiums, net	1,755	2,050
Share based payments	786	684
Valuation allowance on other real estate	592	879
Unrealized loss on trading securities	578	559
Deferred compensation	404	448
Other than temporary impairment charge on securities available for sale	382	436
Non accrual loan interest income	232	244
Reserve for unfunded lending commitments	228	189
Loss reimbursement on sold loans reserve	186	242
Unrealized loss on securities available for sale	128	—
Vehicle service contract counterparty contingency reserve	21	521
Gross deferred tax assets	45,505	54,560
Valuation allowance	(1,054)	(1,019)
Total net deferred tax assets	44,451	53,541
Deferred tax liabilities
Capitalized mortgage loan servicing rights	4,353	4,237
Deferred loan fees	256	260
Federal Home Loan Bank stock	45	196
Unrealized gain on securities available for sale	—	87
Other	162	129
Gross deferred tax liabilities	4,816	4,909
Net deferred tax assets	$39,635	$48,632

We assess whether a valuation allowance on our deferred tax assets is necessary each quarter. Reversing or reducing the valuation allowance requires us to conclude that the realization of the deferred tax assets is “more likely than not.” The ultimate realization of this asset is primarily based on generating future income. As of June 30, 2013, we concluded that the realization of substantially all of our deferred tax assets was now more likely than not. This conclusion was primarily based upon the following factors:

•	Achieving a sixth consecutive quarter of profitability;
•	A forecast of future profitability that supported that the realization of the deferred tax assets is more likely than not; and
•	A forecast that future asset quality continued to be stable to improving and that other factors did not exist that could cause a significant adverse impact on future profitability.

We have also concluded subsequent to June 30, 2013, that the realization of substantially all of our deferred tax assets continues to be more likely than not for substantially the same reasons as enumerated above, including 10 additional profitable quarters since June 30, 2013.

The valuation allowance against our deferred tax assets totaled $1.1 million and $1.0 million at December 31, 2015 and 2014, respectively. The valuation allowance against our deferred tax assets at December 31, 2015 primarily relates to state income taxes from our Mepco segment. In this instance, we determined that the future realization of these particular deferred tax assets was not more likely than not. This conclusion was primarily based on the uncertainty of Mepco’s future earnings attributable to particular states (given the various apportionment criteria) and the significant reduction in the size of Mepco’s business over the past three years.

Because of our net operating loss and tax credit carryforwards, we are still subject to the rules of Section 382 of the Internal Revenue Code of 1986, as amended. An ownership change, as defined by these rules, would negatively affect our ability to utilize our net operating loss carryforwards and other deferred tax assets in the future. If such an ownership change were to occur, we may suffer higher-than-anticipated tax expense, and consequently lower net income and cash flow, in those future years. Although we cannot control our shareholders’ activities in buying and selling our common stock, we do have in place a Tax Benefits Preservation Plan to dissuade any movement in our stock that would trigger an ownership change, and we limited the size of our Common Stock Offering to avoid triggering any Section 382 limitations.

At December 31, 2015, we had federal net operating loss (“NOL”) carryforwards of approximately $73.4 million which, if not used against taxable income, will expire as follows:

(In thousands)
2030	$18,496
2031	17,170
2032	37,739
Total	$73,405

$3.4 million of NOL carryforwards in the table above relate to unrealized excess benefits on share based compensation for which a benefit will be recorded to additional paid in capital (common stock) when realized. We also had a minor amount of state NOL carryforwards in certain states where Mepco operates. In addition, we had $3.4 million of alternative minimum tax credit carryforwards with indefinite lives at December 31, 2015.

Changes in unrecognized tax benefits for the years ended December 31 follow:

	2015	2014	2013
	(In thousands)
Balance at beginning of year	$1,091	$1,672	$1,871
Additions based on tax positions related to the current year	20	18	11
Reductions due to the statute of limitations	(135)	(595)	(186)
Reductions due to settlements	—	(4)	(24)
Balance at end of year	$976	$1,091	$1,672

If recognized, the entire amount of unrecognized tax benefits, net of $0.3 million of federal tax on state benefits, would affect our effective tax rate. We do not expect the total amount of unrecognized tax benefits to significantly increase or decrease in the next twelve months. No amounts were expensed for interest and penalties for the years ended December 31, 2015, 2014 and 2013. No amounts were accrued for interest and penalties at December 31, 2015, 2014 or 2013. At December 31, 2015, U.S. Federal tax years 2012 through the present remain open to examination.